UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

July 31, 2013

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810 2-38960	Energen Corporation Alabama Gas Corporation	Alabama Alabama	63-0757759 63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On July 31, 2013, Energen Corporation and Alabama Gas Corporation issued a press release announcing the second quarter and year-to-date financial results. The press release and supplemental financial information are attached hereto as Exhibit 99.1 and 99.2.

The information furnished pursuant to Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Energen Corporation or Alabama Gas Corporation under the Securities Act of 1933 or the Exchange Act.

ITEM 7.01	Regulation FD Disclosure

On July 31, 2013, Energen Corporation issued a press release announcing the results from test wells in the Midland and Delaware Basins in Texas of its exploration and production unit, Energen Resources Corporation. The press release is attached hereto as Exhibit 99.3.

Energen Corporation has included reconciliations of certain Non-GAAP financial measures to the related GAAP financial measures. The reconciliations are attached hereto as exhibit 99.4.

The information furnished pursuant to Item 7.01, including Exhibits 99.3 and 99.4, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Energen Corporation or Alabama Gas Corporation under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number:

99.1	Press Release dated July 31, 2013

99.2	Supplemental Financial Information

99.3	Press Release dated July 31, 2013

99.4	Non-GAAP Financial Measures Reconciliation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

July 31, 2013	By	/s/ Charles W. Porter, Jr.
Charles W. Porter, Jr.
Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

99.1	*	Press Release dated July 31, 2013

99.2	*	Supplemental Financial Information

99.3	*	Press Release dated July 31, 2013

99.4	*	Non-GAAP Financial Measures Reconciliation

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

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